UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2006

PRIMEGEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52025

(Commission File Number)

N/A

(IRS Employer Identification No.)

3625 N. Hall Street, Suite 900, Dallas Texas 75219-5106

(Address of principal executive offices and Zip Code)

(214) 459-1217

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 30, 2006 Mr. William Marshall was joined our company as a director and Chairman.

William Marshall is a financial consultant and venture capitalist with over 15 years of experience with private and public companies. With an extensive knowledge of natural resource companies, their typically fluctuating capital requirements, and the competitive business environment in which such companies operate, Mr. Marshall is a welcome and positive addition to our company. Mr. Marshall has served a number of public companies as a director and officer and he is presently the President and Chief Executive Officer of Fidelis Energy, Inc.

Our board of directors now consists of Gordon A. Samson, Glen D. Harder and William Marshall. There are no family relationships between Mr. Marshall and any of our directors or executive officers.

CW903938.1

Item 9.01.	Financial Statements and Exhibits.
99.1	News Release issued by the Registrant on October 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMEGEN ENERGY CORPORATION

/s/ Gordon A. Samson

Gordon A. Samson

Director

Date: October 30, 2006

CW903938.1